Principal Funds, Inc.
Supplement dated July 29, 2024
to the Statement of Additional Information dated December 31, 2023
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information (“SAI”). Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Effective August 1, 2024, under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, add the following alphabetically:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Principal Occupation(s) During Past 5 Years
Barbara Wenig 711 High Street Des Moines, IA 50392 1972	Vice President (since 2024)	Principal Financial Group* Executive Managing Director - Global Head of Operations and Services - Principal Asset Management (since 2021) Neuberger Berman Managing Director (2008-2021)
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